UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


                          November 5, 1999
                     ------------------------------
                    (Date of earliest event reported)


                   Commission file number: 333-17227

                         Vermilion Bancorp, Inc.
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     (Exact name of small business issuer as specified in its charter)


              Delaware                    37-1363755
---------------------------------   -----------------------------
(State or other jurisdiction of      (IRS Employer Identification
 incorporation or organization)                  Number)


        714 North Vermilion Street, Danville, Illinois 61832
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         (Address of principal executive offices)


                       (217) 442-0270
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                   (Issuer's telephone number)


                       Not Applicable
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 (Former name, former address and former fiscal year, if changed since last report)




Item 5.   Other Events


      On November 5, 1999, Vermilion Bancorp, Inc. (the "Company") announced earnings for the twelve months ended September 30, 1999. For additional information, reference is made to the Press Realease, November 05, 1999, which is attached hereto as Exhibits 99 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits:

          99         Press Release dated November 5, 1999



                     SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Vermilion Bancorp, Inc.

Date: November 5, 1999           By:  /s/Merrill Norton
                                      -------------------
                                      Merrill G. Norton
                                      President/CEO


Exhibit 99



				FOR IMMEDIATE RELEASE


                        VERMILION BANCORP, INC.
                   ANNOUNCES PRELIMINARY UNAUDITED 1999
                                RESULTS

Danville, Illinois - November 5, 1999 - Vermilion Bancorp, Inc. ("VBAS") (OTC-Electronic Bulletin Board), the parent company of American Savings Bank of Danville, announces unaudited net income/(loss) for the twelve months ended September 30, 1999 of ($71,000) or ($.21) per share compared to net income of $244,000 or $0.66 per share for the twelve months ended September 30, 1998, a decrease of $315,000 or $0.87 per share. The $71,000 loss includes a $500,000 litigation settlement expense which decreased net income $325,000 net of taxes. Net income for the twelve months ended September 30, 1999 excluding the $325,000 net litigation settlement expense would have been $254,000 or $0.74 per share.

Net interest income after provision for loan losses for the twelve months ended September 30, 1999 was $1,275,000 compared to $1,177,000 for the twelve months ended September 30, 1998, an increase of $98,000 or 8.3%. Other non-interest income for the twelve months ended September 30, 1999 was $111,000 compared to $55,000 for the twelve months ended September 30, 1998, an increase of $56,000 or 101.8%. Non-interest expense was $1,568,000 for the twelve months ended September 30, 1999 compared to $843,000 for the twelve months ended September 30, 1998, an increase of $725,000 or 86.0%. The increase was primarily due to a litigation settlement of $500,000 and a $110,000 increase in salary and employee benefits. The increase in salary and employee benefit is mainly attributable to the opening of a new branch facility.

The bank currently operates two facilities in Danville, Illinois.


Contact:
Merrill G. Norton
President & Chief Executive Officer
Vermilion Bancshares, Inc.
217/442-0270